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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): January 8, 2004



                            CHAPARRAL RESOURCES, INC.
               (Exact Name of Registrant as Specified in Charter)



          DELAWARE                      0-7261                   84-0630863
(State or Other Jurisdiction         (Commission                (IRS Employer
     of Incorporation)               File Number)            Identification No.)



            2 Gannett Drive, Suite 418                              10604
              White Plains, New York                             (Zip Code)
      (Address of Principal Executive Offices)




       Registrant's telephone number, including area code: (866) 559-3822

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Item 5. Other Events.

On January 8, 2004, we announced that Richard J. Moore has resigned as the Company's Vice President-Finance and Chief Financial Officer. Mr. Moore has been replaced by Jonathan S. Wood, currently the Finance Director of KKM, who will assume the title of Vice President-Finance and Chief Financial Officer of the Company. A copy of our press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.


Number        Exhibit
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99.1          Press Release, dated January 8, 2004, of Chaparral Resources, Inc.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CHAPARRAL RESOURCES, INC.



Date:  January 8, 2004                        By: /s/ Nikolai D. Klinchev
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                                              Nikolai Klinchev
                                              Chief Executive Officer